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                                                                    EXHIBIT 23.3


                         CONSENT OF MCCARTER & ENGLISH


                                                                  April 16, 1998



Ladies and Gentlemen:



    We consent to the reference to our firm contained under the caption "Contingencies" in the Annual Report on Form 10-K of Owens-Illinois, Inc. for the year ended December 31, 1997 being incorporated by reference in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-47519).


Very truly yours,

/s/ McCarter & English